                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-11 of our report relating to the balance sheet of the Company dated November 8, 1996 and our report relating to the consolidated financial statements of Northgate Country Club dated July 22, 1996. We also consent to the references to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE LLP
Costa Mesa, California
November 8, 1996

                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    We consent to the use in this Registration Statement of Golf Trust of America, Inc. on Form S-11 of our report dated September 23, 1996 on the December 31, 1995 financial statements of Olde Atlanta Golf Club Limited Partnership. We also consent to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                          CROWE, CHIZEK AND COMPANY LLP
Oak Brook, Illinois
November 11, 1996

                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-11 of our report dated October 12, 1996, on our audits of the financial statements of Bright's Creek Development, LLC as of June 30, 1996 and December 31, 1995 and 1994, and for the six months ended June 30, 1996 and 1995, the year ended December 31, 1995, and the period from inception (May 17, 1994) through December 31, 1994. We also consent to the reference to our firm under the caption "Experts."

COOPERS & LYBRAND L.L.P.
Birmingham, Alabama
November 8, 1996

                                                                    EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting a part of this Registration Statement on Form S-11 of our reports dated April 10, 1996, except as discussed in the notes, which is as of November 7, 1996, relating to the financial statements of Legends Golf, Golf Legends, Ltd., Heritage Golf Club, Ltd., Seaside Resorts, Ltd., and the Legends of Virginia, LC. We also consent to the reference to us under the caption "Experts" in the Prospectus.

BDO SEIDMAN, LLP
Charlotte, North Carolina
November 11, 1996

                                      D-1